Sonelokimab Acquisition	10 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Sonelokimab acquisition

Note 3 — Sonelokimab acquisition

On April 29, 2021, the Company in-licensed SLK, a novel Tri-specific Nanobody® (also known as M1095), from Merck Healthcare KGaA, Darmstadt, Germany (“MHKDG”). Under this agreement, the Company acquired the right and license under MHKDG’s patents, licenses, materials and exclusive know-how to develop, manufacture, use, sell, offer for sale, export and import and otherwise commercialize SLK on a world-wide basis (the “In-licensing Agreement”).

The In-licensing Agreement has been accounted for as an asset purchase. The aggregate purchase price of USD 29.9 million consisted of an upfront cash payment of USD 25.0 million and a transfer of the Company’s own equity instruments, representing a 9.9% ownership stake in the Company following issuance. The Company estimated the fair value of the equity portion of the consideration with reference to an observable market-based transaction involving the sale of its shares to a third party as described in Note 9 “Shareholders’ deficit”. Transaction costs amounted to USD 0.6 million.

There were no tangible assets acquired or liabilities assumed by the Company under the In-licensing Agreement. The aggregate purchase price was allocated to the IPR&D program being the development and commercialization of SLK (the “SLK Program”). The Company determined that the IPR&D did not have an alternative future use and recorded the aggregate purchase price as an expense in research & development.

Subject to the terms of the In-licensing Agreement, milestone payments of up to EUR 307.1 million (USD 347.6 million) are potentially payable, of which less than ten percent being due upon initiation of various clinical trials and the remainder being due upon satisfying specific milestones related to regulatory filing acceptance, first commercial sales, and aggregate annual net sales. The milestone payments are payable in cash. Milestone payments due prior to obtaining regulatory approval will be recorded as research and development expense upon determination that a milestone payment is probable to occur. Milestone payments due after obtaining regulatory approval will be capitalized when and if incurred. The Company will use commercially reasonable efforts to cause the milestones to occur. However, if the Company reasonably determines that a technical failure or commercial failure has occurred with respect to all or a part of the SLK Program, the Company, at its sole discretion, can terminate all or part of the SLK Program.

In addition, the In-licensing Agreement requires the Company to pay royalties within the range of low to mid-teen percent of net sales. Royalties will be recognized in the consolidated statement of operations when net sales are recognized.